Exhibit 10.10

Execution Version

THIRD AMENDMENT TO SECURITY AGREEMENT

THIS THIRD AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is entered into effective as of March 20, 2020 by and among Pacific Ethanol, Inc., a Delaware corporation (the “Company”), each of the Holders and the New Holders (as defined below), each in its capacity as a Holder and as a Secured Party, Cortland Products Corp. (“Cortland Corp.”), as Successor Agent (as defined below), and Cortland Capital Market Services LLC (“Cortland LLC”), as existing collateral agent for itself and the Secured Parties (in such capacity, the “Existing Agent”). All capitalized terms not otherwise defined herein or in the Security Agreement (as defined below) shall have the meanings attributed to them in that certain Senior Secured Note Amendment Agreement dated effective as of December 22, 2019 by and among the Company and each Holder (the “Amendment Agreement”).

RECITALS

WHEREAS, the Company and the Holders are party to the Amendment Agreement pursuant to which the Company issued the Amended Notes;

WHEREAS, to secure the Obligations under the Amended Notes, the Company, Existing Agent, and the other Secured Parties entered into that certain Security Agreement dated as of December 15, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, the Existing Agent desires to resign as collateral agent under the Security Agreement and the Required Holders have agreed to appoint Cortland Corp. to act as successor Agent (in such capacity, together with its successors and assigns in such capacity, the “Successor Agent”) pursuant to Section 17(j) of the Security Agreement;

WHEREAS, the Company approves of the appointment of the Successor Agent as the successor collateral agent pursuant to Section 17(j) of the Security Agreement;

WHEREAS, the Successor Agent has agreed to accept the role of the collateral agent on behalf of itself and the Secured Parties in accordance with Section 17(j) of the Security Agreement;

WHEREAS, to secure the obligations of the Company under the Transaction Documents, pursuant to the Transaction Documents, certain affiliates of the Company are required to enter into certain additional Collateral Documents;

WHEREAS, in connection with the entry into such additional Collateral Documents, the parties hereto have further agreed to amend the Security Agreement as set forth herein,

AGREEMENT

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Resignation and Appointment of Agent. Pursuant to Section 17(j) of the Security Agreement, in each case, effective as of the Effective Date (as defined below) (a) the Existing Agent hereby resigns from the performance of all its functions and duties under this Agreement and the other Transaction Documents, (b) each party hereto hereby waives the provisions of Section 17(j) of the Security Agreement requiring that the Company and the Secured Parties be provided with thirty (30) days’ advance written notice of the resignation of the Existing Agent, (c) the Existing Agent’s resignation shall be effective and each of the Company and the Required Holders accepts the resignation of Cortland LLC as the collateral agent under the Security Agreement, and Cortland LLC shall have no further obligations under the Transaction Documents or the Collateral Documents in its capacity as the Agent or the collateral agent under any Transaction Document (other than the obligations set forth herein), (d) the Required Holders appoint Cortland Corp. to act as the Agent (and as collateral agent under each Transaction Document to which it is party as successor to the Existing Agent or becomes party on or about the date hereof pursuant to any Transaction Document to be entered into on or about the date hereof) and (e) the Company consents to the appointment of Cortland Corp. to act as the Agent (and as collateral agent under each other Transaction Document to which it is or to be party as collateral agent). As of the Effective Date, Cortland Corp. accepts the appointment to act as the successor collateral agent under the Transaction Documents and the Collateral Documents. The Required Holders and the Company waive any inconsistency or conflict with the provisions of the Security Agreement and any other Transaction Document with respect to the resignation of Cortland LLC as Agent (and as collateral agent under any Transaction Document) and the appointment of Cortland Corp. as the successor Agent (and as collateral agent under each Transaction Document to which it is a party). Each of the parties hereto agrees, at the Company’s sole cost and expense, to execute all documents necessary to evidence and give effect to the appointment of Cortland Corp. as the successor Agent.

2. Rights, Duties and Obligations of Successor Agent. (a) Effective as of the Effective Date, the Successor Agent is hereby vested with all the rights, powers, discretion and privileges of the Agent, as described in the Security Agreement and the other Transaction Documents, and the Successor Agent assumes, from and after the Effective Date, the duties and obligations of the Agent in accordance with the terms of the Security Agreement and the other Transaction Documents, and, the Existing Agent is discharged from all of its duties and obligations as the Agent under the Transaction Documents. The Existing Agent shall bear no responsibility for any actions taken or omitted to be taken by the Successor Agent after the Existing Agent’s time serving as the Agent under the Security Agreement and the other Transaction Documents. Nothing in this Agreement shall be deemed a termination of the provisions of any Transaction Document (including, without limitation, Sections 12, 17(i), and 18(j) of the Security Agreement) that survive the Existing Agent’s resignation pertaining to Cortland LLC in its capacity as Agent. For the avoidance of doubt and without prejudice to any other provision of the Transaction Documents that is purported to survive the Existing Agent’s resignation, Sections 12, 17(i), and 18(j) of the Security Agreement shall continue in effect for the benefit of Cortland LLC and its affiliates and the respective directors, trustees, officers, employees, agents and advisors of Cortland LLC and its affiliates on and after the Effective Date. The Company and the Required Holders expressly agree and acknowledge that the Successor Agent is not assuming any liability (i) under or related to the Transaction Documents prior to the Effective Date, (ii) for any actions taken or omitted to be taken by Cortland LLC in its capacity as the Existing Agent or otherwise under this Amendment, the Security Agreement and the other Transaction Documents or the transactions contemplated thereby and (iii) for any and all claims under or related to the Transaction Documents that may have arisen or accrued prior to the Effective Date. Each of the Company and the Required Holders, with respect to their applicable indemnification obligations under the Transaction Documents, expressly agrees and confirms that the Successor Agent’s right to indemnification, as set forth in the Transaction Documents, shall apply with respect to any and all losses, claims, costs and expenses that the Successor Agent suffers or incurs relating to actions taken or omitted by any of the parties to this Amendment prior to the Effective Date.

(b) (i) The Existing Agent hereby assigns to the Successor Agent each of the Liens and security interests granted to, or in favor of, the Existing Agent for the benefit of the Secured Parties under the Transaction Documents. All of such liens and security interests shall in all respects be continuing and in effect and are hereby reaffirmed by the Company.

(ii) Each of the Existing Agent and the Company hereby agrees to execute and deliver, at the Company’s sole cost and expense, to the Successor Agent any UCC financing statements or similar documents, assignments or amendments that the Successor Agent or the Required Holders reasonably request to evidence the Successor Agent’s succession as Agent under the Security Agreement and the other Transaction Documents. Each of the Existing Agent, the Company and the Holders party hereto hereby authorizes the Successor Agent (or its designee) to file any UCC financing statements or similar documents, assignments or amendments that the Successor Agent deems necessary or desirable to evidence the Successor Agent’s succession as Agent under the Security Agreement and the other Transaction Documents; provided that the Existing Agent shall bear no responsibility for any actions taken or omitted to be taken by the Successor Agent (or its designee) with respect to the foregoing.

3. Notice Information. The address details listed on the Successor Agent’s signature page hereto are to be used for purposes of all communications to the Successor Agent pursuant to the Security Agreement and the other Transaction Documents.

4. Fees and Expenses. All fees and expenses incurred by the Existing Agent prior to the date hereof have been presented in an invoice and paid in full by the Company. Commencing on the Effective Date, (a) the Successor Agent shall be entitled to receive its agency fees and expenses set forth in that certain Agent Fee Letter, dated as of the date hereof, between the Company and the Successor Agent (the “New Agent Fee Letter”) and (b) the Existing Agent shall cease to be entitled to receive the “Collateral Agency Fees” payable to the Existing Agent pursuant to Section 12(i) of the Security Agreement and that certain Agent Fee Letter, dated as of December 15, 2016, by and between the Company and the Existing Agent. All other provisions of the Security Agreement and the other Transaction Documents providing for the payment of fees and expenses of, and providing indemnities for the benefit of, the Existing Agent shall remain in full force and effect for the benefit of the Successor Agent and its Related Parties (and, where applicable, the Existing Agent and its Related Parties). The Company, the Holders and the Successor Agent hereby acknowledge and agree that, effective as of the Effective Date, the New Agency Fee Letter shall constitute the “Agent Fee Letter” under the Security Agreement, and all fees, costs, expenses and compensation payable thereunder shall constitute Obligations secured equally and ratably by the collateral under each of the Collateral Documents.

5. Amendments to Security Agreement.

(c) Section 1 of the Security Agreement is hereby amended to insert the following defined terms therein in their appropriate alphabetical order as follows:

“Collateral Documents” shall mean all security agreements, mortgages, pledge agreements, documents, filings, certificates, and other agreements which grant the Holders, or the Agent as collateral agent for the Holders, a security interest to secure the Obligations.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of March 20, 2020, made by any among the Agent, as “Notes Agent”, CoBank, ACB, as “CoBank Agent”, the Company and each of the other grantors party thereto, as may be amended, restated, supplemented or otherwise modified from time to time.

“Transaction Documents” means this Agreement, the Amendment Agreement and the schedules and exhibits attached thereto, the Amended Notes, the Purchase Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Transfer Agent Instructions, the Collateral Documents, and the Intercreditor Agreement, together with any amendments, restatements, extensions or other modifications thereto.

(d) Section 17 of the Security Agreement is amended and restated in its entirety to read as follows:

“17.  Agent.

(a) Appointment. The Secured Parties, by their acceptance of the benefits of the Agreement, hereby designate Cortland Products Corp. as the Agent to act as specified herein and in each other Collateral Document to which it is party as Agent. Each Secured Party shall be deemed irrevocably to authorize and direct the Agent to take such action on its behalf under the provisions of this Agreement and each other Collateral Document to which it is party and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any and all of its duties hereunder and exercise its rights and powers hereunder by or through any one or more sub-agents appointed by it, and will not be responsible for any misconduct or negligence on the part of any of them. The Agent and any such sub-agent may perform any and all of its duties hereunder and exercise its rights and powers hereunder by or through their respective Affiliates. The exculpatory and indemnification provisions of this Agreement shall apply to any such sub-agent and to the Affiliates of the Agent and any such sub-agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Agreement shall apply to any such sub-agent and to the Affiliates of any such sub-agent as if such sub-agent and Affiliates were named herein.

(b) Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and each of the other Collateral Documents to which it is a party. Without limiting the generality of the foregoing, (i) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Agent is instructed in writing to exercise by the Required Holders (or such greater number of Holders as may be expressly required herein); provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its legal counsel, may expose the Agent to liability or that is contrary to this Agreement or any other Transaction Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under the Bankruptcy Code, and (ii) neither the Agent nor any of its partners, officers, directors, employees or agents shall be liable for any action taken or not taken by it as such under this Agreement or any other Collateral Document or hereunder or thereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by it or its gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction, and then only for direct damages to the extent provided by law and not for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages; provided, further, that neither the Agent nor any of its partners, officers, directors, employees or agents shall be liable for any action taken or not taken by it with the consent or at the request of the Required Holders (or such greater number of Holders as may be expressly required herein). The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement, any other Collateral Document or any other related agreement a fiduciary relationship or other implied duties under this Agreement, any other Collateral Document or any other related agreement, or in respect of the Company or any Secured Party, regardless of whether an Event of Default has occurred and is continuing; and nothing in the Agreement, any other Collateral Document or any other related agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement, any other Collateral Document or any other related agreement except as expressly set forth herein and therein.

(c) Other Agreements. The Agent has accepted and is bound by this Agreement and each other Collateral Document executed by or in favor of the Agent. The Agent will not otherwise be bound by, or be held obligated by, the provisions of any note purchase agreement, indenture, note or other agreement (other than this Agreement and the other documents executed by the Agent in connection herewith).

(d) Lack of Reliance on the Agent. Independently and without reliance upon the Agent, each Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with such Secured Party’s purchase of Notes, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company, and of the value of the Collateral (as defined in each Collateral Document) from time to time, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Agent shall not be responsible to the Company or any Secured Party for any recitals, statements, information, financial statements, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement, any other Collateral Document, or any other related agreement or any contracts or insurance policies, or for the financial condition of the Company or the value of any of the Collateral (as defined in any of the Collateral Documents), or have any duty to ascertain or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, any other Collateral Document, or any other related agreement, or the financial condition of the Company, or the value of any of the Collateral (as defined in any Collateral Document), or the existence or possible existence or absence of any default or Event of Default under this Agreement, Notes, any other Collateral Document, or any of the other related agreement, or the contents of any certificate, report or other document delivered under this Agreement, any other Collateral Document, Notes or any of the other related agreement or in connection therewith. It is acknowledged and agreed by the Secured Parties and the Company that the Agent (i) has undertaken no analysis of this Agreement, any other Collateral Document, or the Pledged Collateral or any “Collateral” under any other Collateral Document and (ii) has made no determination as to (x) the validity, enforceability, perfection, collectability, priority or sufficiency of any Liens granted or purported to be granted pursuant to this Agreement or any other Collateral Document or (y) the accuracy or sufficiency of the documents, filings, recordings and other actions taken, or to be taken, to create, perfect or maintain the existence, perfection or priority of the Liens granted or purported to be granted pursuant to this Agreement or any other Collateral Document. The Agent shall be entitled to assume that all Liens purported to be granted pursuant to this Agreement and pursuant to each other Collateral Document are valid and perfected Liens having the priority intended by the Secured Parties and this Agreement (or such other Collateral Document, as applicable).

(e) Certain Rights of the Agent. The Agent shall have the right to take any action with respect to the Collateral (as defined in the applicable Collateral Document), on behalf of itself and all of the Secured Parties. Whenever reference is made in this Agreement or any other Collateral Document to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Agent to any amendment, waiver or other modification of this Agreement (or any other Collateral Document) to be executed (or not to be executed) by the Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Agent, it is understood that in all cases the Agent shall be fully justified in failing or refusing to take any such action under this Agreement or any other Collateral Document as it deems appropriate. This provision is intended solely for the benefit of the Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim under or in relation to any Transaction Document, or confer any rights or benefits on any party hereto. The Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until the Agent shall have received written instructions in respect thereof from the Required Holders (or such greater number of Holders as may be expressly required herein) and, upon receipt of such instructions from the Required Holders (or such greater number of Holders as may be expressly required herein), the Agent shall be entitled to act or (where so instructed) refrain from action, or to exercise such power, discretion or authority, in accordance with such instructions. The Agent may at any time solicit written confirmatory instructions from the Required Holders (or such greater number of Holders as may be expressly required herein) or request an order of a court of competent jurisdiction as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement and each other Collateral Document. If such instructions or order are not provided despite the Agent’s request therefor, the Agent shall be entitled to refrain from such act or taking such action and may suspend performance of such obligations as it determines to be appropriate until it receives such instructions or order, and if such action is taken, shall be entitled to appropriate indemnification from the Secured Parties in respect of actions to be taken by the Agent; and the Agent shall not incur liability to any person or entity by reason of so refraining. Without limiting the foregoing, (a) no Secured Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement, any other Collateral Document, or any other related agreement, and the Company shall have no right to question or challenge the authority of, or the instructions given to, the Agent pursuant to the foregoing except in the case of the gross negligence or willful misconduct of the Agent as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction and (b) the Agent shall not be required to take any action which the Agent believes (i) could reasonably be expected to expose it to personal liability, or (ii) require it to expend or risk its own funds, or (iii) is contrary to this Agreement, the other Collateral Documents, the Notes, any other related agreement or applicable law.

(f) Reliance. The Agent shall be entitled to conclusively rely, and shall be fully protected in relying, upon any writing, facsimile, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document, sent or made by the Company, any grantor under any other Collateral Document, or any Secured Party, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof, upon any judicial order or judgment pertaining to the Agreement, the Notes, the other Collateral Documents, the Agent Fee Letter and any other related agreement and the transactions contemplated thereunder, and, with respect to all legal matters pertaining to the Agreement, the Notes, the other Collateral Documents, the Agent Fee Letter and any other related agreement and its duties thereunder, upon any advice, opinion or statement of legal counsel selected by it and upon all other matters pertaining to this Agreement, the Notes, the other Collateral Documents, the Agent Fee Letter and any other related agreement and its duties thereunder, upon advice of independent consultants and other experts selected by it, and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Transaction Documents has been duly authorized to do so. Anything to the contrary notwithstanding, the Agent shall have no obligation whatsoever to any Secured Party to assure that the Collateral (as defined herein and in any other Collateral Document) exists or is owned by the Company (or any other grantor thereof, as applicable) or is cared for, protected or insured or that the liens granted pursuant to this Agreement (or pursuant to any other Collateral Document) have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

(g) Limitations on Duty of Agent in Respect of Pledged Collateral.

(i) Beyond its obligations under Sections 4 and 6 hereof and the exercise of reasonable care in the custody of Pledged Collateral (or any other Collateral (as defined in any Collateral Document)) in its possession, the Agent will have no duty as to any such Pledged Collateral (or other Collateral (as defined in any Collateral Document)) in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining or otherwise perfecting or maintaining the perfection of any Liens on the Pledged Collateral (or other Collateral (as defined in any Collateral Document)). The Agent will be deemed to have exercised reasonable care in the custody of the Pledged Collateral (and all other Collateral (as defined in any Collateral Document)) in its possession if such Pledged Collateral (or other Collateral (as defined in any Collateral Document)) is accorded treatment substantially equal to that which it accords its own property, and the Agent will not be liable or responsible for any loss or diminution in the value of any of the Pledged Collateral (or other Collateral (as defined in any Collateral Document)) by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Agent in good faith.

(ii) The Agent will not be responsible for the existence, genuineness or value of any of the Pledged Collateral (or other Collateral (as defined in any Collateral Document)) or for the validity, perfection, priority or enforceability of the Liens in any of the Pledged Collateral (or other Collateral (as defined in any Collateral Document)), whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Agent, for the validity or sufficiency of the Pledged Collateral (or other Collateral (as defined in any Collateral Document)) or any agreement or assignment contained therein, for the validity of the title of the Company to the Pledged Collateral (or other Collateral (as defined in any Collateral Document)), for insuring the Pledged Collateral (or other Collateral (as defined in any Collateral Document)) or for the payment of taxes, charges, assessments or Liens upon the Pledged Collateral (or other Collateral (as defined in any Collateral Document)) or otherwise as to the maintenance of the Pledged Collateral (or other Collateral (as defined in any Collateral Document)). The Agent hereby disclaims any representation or warranty to the present and future holders of the Obligations concerning the perfection of the Liens granted hereunder or in the value of any of the Pledged Collateral (or other Collateral (as defined in any Collateral Document)).

(h) Security or Indemnity in favor of the Agent. The Agent will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

(i) Indemnification. To the extent that the Agent is not reimbursed and indemnified by the Company, the Secured Parties, shall severally, and not jointly, reimburse and indemnify the Agent and its Affiliates, and each and all of their respective partners, members, shareholders, officers, directors, employees, trustees, attorneys and agents (and any other persons with other titles that have similar functions) and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Agent Indemnitee”), in proportion to the outstanding amount of their respective principal amounts of the Notes on the date on which indemnification is sought under this Section 17(i) (or, if indemnification is sought after the date upon which the Notes have been paid in full, in proportion to the outstanding amount of their respective principal amounts of the Notes immediately prior to such date), from and against any and all losses, claims, liabilities, obligations, damages, penalties, suits, actions, judgments, costs, taxes, disbursements and expenses of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any Agent Indemnitee in performing its duties hereunder or under any other related agreement, or in any way relating to or arising out of this Agreement, any other Collateral Document and any other related agreement, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY, OR SOLE NEGLIGENCE OF SUCH AGENT INDEMNITEE; provided, no Agent Indemnitee will be entitled to indemnification hereunder of any such losses, claims, liabilities, obligations, damages, penalties, suits, actions, judgments, costs, taxes, disbursements and expenses which result from the gross negligence or willful misconduct of such Agent Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. Prior to taking any action or further action hereunder as the Agent, the Agent may require each Secured Party to deposit with it sufficient sums as it determines in good faith is necessary to protect the Agent for costs and expenses associated with taking such action or further action; provided, in no event shall this sentence require any Secured Party to indemnify any Agent Indemnitee against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of an amount in proportion to the outstanding amount of their respective principal amounts of the Notes on the date on which indemnification is sought under this Section 17(i) (or, if indemnification is sought after the date upon which the Notes have been paid in full, in proportion to the outstanding amount of their respective principal amounts of the Notes immediately prior to such date); and provided further, this sentence shall not be deemed to require any Secured Party to indemnify any Agent Indemnitee against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence. All of the agreements in this Section 17(i) will survive and remain operative and in full force and effect regardless of the repayment of the Obligations, the termination of this Agreement or any other Collateral Document or the resignation or removal of the Agent.

(j) Resignation or Removal of the Agent.

(i) The Agent may resign from the performance of all its functions and duties under this Agreement, the other Collateral Documents and the other Transaction Documents at any time by giving not less than 30 days’ prior written notice to the Company and the Secured Parties, and, subject to the appointment of a successor Agent and the acceptance of such appointment by the successor Agent, the Agent may be removed at any time by the Secured Parties. Such resignation or removal shall take effect upon the appointment of a successor Agent pursuant to clauses (ii) and (iii) below.

(ii) Upon any such notice of resignation or removal, the Required Holders shall appoint a successor Agent hereunder.

(iii) If a successor Agent shall not have been so appointed within 30 days after the retiring Agent gave notice of resignation or was removed, the retiring Agent may, at its option, (i) appoint a successor Agent who shall serve as successor Agent until such time, if any, as the Secured Parties appoint a successor Agent as provided above or (ii) petition any court of competent jurisdiction or may interplead the Company and the Secured Parties in a proceeding for the appointment of a successor Agent, and, in each cash, all fees, costs and expenses, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Company on demand; provided, that, notwithstanding the foregoing, in the case of a resignation by the Agent, if no successor Agent has been appointed by the 30th day after the date the Agent has given notice of its resignation in accordance with clause (i) above, the Agent’s resignation shall nevertheless become effective and the Secured Parties shall thereafter perform all of the duties of the Agent under this Agreement and each other Collateral Document until such time, if any, as the Secured Parties appoint a successor Agent.

(k) Rights with respect to Collateral. Each Secured Party agrees with all other Secured Parties and the Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral (as defined in any Collateral Document), whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement and the other Collateral Documents), and (ii) that such Secured Party has no other rights with respect to the Collateral (as defined in any Collateral Document) other than as set forth in this Agreement, the other Collateral Documents, the Notes and any other related agreements. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under this Agreement, the other Collateral Documents, and each other Transaction Document. The retiring Agent will (at the sole expense of the Company) promptly transfer all Liens and collateral security within its possession or control to the possession or control of the successor Agent and will execute such instruments and assignments as may be reasonably requested by the successor Agent to transfer to the successor Agent all Liens, interests, rights, powers and remedies of the predecessor Agent in respect of this agreement or the Pledged Collateral (or any other Collateral (as defined in any Collateral Document)). After any retiring Agent’s resignation or removal hereunder as collateral agent, the provisions of this Agreement, including without limitation the immunities granted to it in Sections 12, 17 and 18(j) hereof shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent hereunder and any actions taken in accordance with this clause (l).”

(e) The Security Agreement is hereby amended to add a new Section 19 to the end thereof that reads as follows:

“19 Intercreditor Agreement; Other Terms. Each Holder hereby (i) instructs and authorizes the Agent to execute and deliver the Intercreditor Agreement on its behalf, (ii) authorizes and directs the Administrative Agent to exercise all of the Agent’s rights and to comply with all of its obligations under the Intercreditor Agreement, (iii) agrees that the Agent may take actions on its behalf as is contemplated by the terms of the Intercreditor Agreement, and (iv) understands, acknowledges and agrees that at all times following the execution and delivery of the Intercreditor Agreement such Holder (and each of its successors and assigns) shall be bound by the terms thereof. Each Holder acknowledges that it has reviewed and is satisfied with the terms and provisions of the Intercreditor Agreement and acknowledges and agrees that such Holder is responsible for making its own analysis and review of the Intercreditor Agreement and the terms and provisions thereof, and neither Agent nor any of its Affiliates makes any representation to any Holder as to the sufficiency or advisability of the provisions contained in the Intercreditor Agreement. Each Holder further agrees that each reference in any Transaction Document to the “Intercreditor Agreement”, any “Collateral Documents” and any “Transaction Documents” shall be deemed to refer to the Intercreditor Agreement, the Collateral Documents, and the Transaction Documents, each as defined herein.”

6. Effectiveness. This Amendment will become effective upon the date on which the Agent has received a counterpart hereof duly executed by each party hereto (the “Effective Date”).

7. Representations and Warranties. In order to induce the Agent and the Holders to enter into this Amendment, the Company hereby remakes all of the representations and warranties contained in Section 6 of the Security Agreement as of the date of this Amendment (except to the extent such representation or warranty relates to an earlier date, in which case, it is true, correct and complete as of such earlier date). The Company’s representations and warranties in Sections 6(b) and (c) of the Security Agreement shall apply, mutatis mutandis, to this Amendment.

8. Interpretation. Except as expressly modified by this Amendment, all terms and provisions of the Security Agreement shall remain unchanged and in full force and effect and are ratified and affirmed on the date hereof. In the event of any inconsistency between the terms of this Amendment and the terms of the Security Agreement prior to its amendment, the terms of this Amendment shall control.

9. Reaffirmation. The Company hereby acknowledges and agrees that (i) to the extent any Transaction Document or Collateral Document purports to grant, assign or pledge to the Agent or any Holder a security interest or lien on any collateral as security for the Obligations, such grant, assignment or pledge is hereby ratified and confirmed in all respects and (ii) the obligations secured under the Transaction Documents and the Collateral Documents will include all Obligations, as amended by this Amendment and the Amendment Agreement, including the Amended Notes.

10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Amendment by signing any such counterpart.

11. Governing Law. This Amendment shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

12. Direction. The Holders party hereto (including, for the avoidance of doubt, the New Holders (as defined below) constituting all of the Holders hereby (a) authorize and direct the Agent to execute and deliver (i) this Amendment, (ii) the Intercreditor Agreement (as defined in the Security Agreement as amended hereby) and (iii) each of the other Transaction Documents to be entered into on or about the date hereof, including, for the avoidance of doubt (a) that certain Security Agreement (Illinois Corn Processing), to be made by Illinois Corn Processing, LLC in favor of the Agent, in substantially the form attached hereto as Exhibit A, (b) that certain Security Agreement (Pacific Ethanol Central, LLC), to be made by Pacific Ethanol Central, LLC in favor of the Agent, in substantially the form attached hereto as Exhibit B, (c) that certain Security Agreement (Pacific Ethanol West, LLC) (PE Op Co.), to be made by and among Pacific Ethanol West, LLC, PE Op Co. and the Agent, in substantially the form attached hereto as Exhibit C, (d) that certain Pledge Agreement by and among Pacific Ethanol Central, LLC, Pacific Aurora, LLC, and the Agent, in substantially the form attached hereto as Exhibit D, (e) that certain Pledge Agreement by and among Pacific Ethanol Central, LLC, Pacific Ethanol Pekin, LLC, and the Agent, in substantially the form attached hereto as Exhibit E, and (f) that certain Pledge Agreement by and among Pacific Ethanol Central, LLC, Illinois Corn Processing, LLC, and the Agent, in substantially the form attached hereto as Exhibit F, and each other Transaction Document as the Required Holders may request in writing (which may be by email, and may be requested through their counsel by email), (b) authorize and direct the Agent to take any and all actions as may be required or advisable to effectuate the amendments contemplated hereby and the agreements and transactions contemplated by each of the Transaction Documents to be entered into on or about the date hereof (including, without limitation, each of the Transaction Documents listed above and each of the mortgages and deeds of trust executed or to be executed by any grantor in favor of the Agent for the benefit of the Secured Parties), and (c) acknowledge and agree that (i) each of the directions in this Section 13 constitute a direction from all Holders under the provisions of Section 17 of the Security Agreement, and (ii) Section 17(i) of the Security Agreement shall apply to any and all actions taken by the Agent in accordance with such directions.

13. Joinder. Each of the Persons signatory hereto under the title “New Holders” (the “New Holders”) on the signature pages hereof constitute certain of the holders of the Amended Notes under the Amendment Agreement and each hereby agrees to be added as a party to the Security Agreement as a “Secured Party”. Each New Holder hereby unconditionally and irrevocably expressly assumse, confirms, and agrees to perform and observe as a Secured Party each of the covenants, agreements, terms, conditions, obligations, duties, promises and liabilities applicable to a “Secured Party” under the Secured Agreement (including, without limitation, those set forth in Section 17(f) of the Security Agreement, as amended hereby) as if they were an original signatory thereto. Each New Holder hereby agrees (i) to promptly execute and deliver any and all further documents and take such further action as the Agent may reasonably require to effect the purpose of this Section, and (ii) that their address for notices under the Security Agreement are as set forth under each New Holder’s signature hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

COMPANY:

Pacific Ethanol, Inc.

By:	/s/ Neil M. Koehler
Name:	Neil M. Koehler
Title:	President and Chief Executive Officer

EXISTING AGENT:

Cortland Capital Market Services LLC,
as Existing Agent

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

AGENT:

CORTLAND PRODUCTS CORP.

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

Cortland Products Corp.
225 W Washington Street, 9th Floor
Chicago, IL 60606
Attn: Ashwinee Sawh and Legal Department
Email: Cortland_Successor_Agent@cortlandglobal.com
and legal@cortlandglobal.com

With a copy (which shall not constitute notice) to:

Arnold & Porter Kaye Scholer LLP
250 W 55th Street
New York, NY 10019
Attn: Alan Glantz
Email: Alan.Glantz@arnoldporter.com

HOLDERS:

CIF Income Partners (A), LLC

By:	BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name:	Stephen Kavulich
Title:	Director

Orange 2015 DisloCredit Fund, L.P.

By:	BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name:	Stephen Kavulich
Title:	Director

Sainsbury’s Credit Opportunities Fund, Ltd.

By:	BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name:	Stephen Kavulich
Title:	Director

Co-Investment Income Fund, L.P. – US Tax-Exempt Series

By:	BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name:	Stephen Kavulich
Title:	Director

Co-Investment Income Fund, L.P. – US Taxable Series

By:	BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name:	Stephen Kavulich
Title:	Director

NEW HOLDERS:

CKP South LLC

By:	/s/ Philip DeSantis
Name:	Philip DeSantis
Title:

[Address for notices]

Corrum Capital Global Credit Opportunities Co Investment Fund I LP

By:	/s/ Jonathan R. Mandle
Name:	Jonathan R. Mandle
Title:	Manager

[Address for notices]

Corrum Capital Global Credit Opportunities Fund LP

By:	/s/ Jonathan R. Mandle
Name:	Jonathan R. Mandle
Title:	Manager

[Address for notices]

Corrum Capital Alternative Income Fund LP

By:	/s/ Jonathan R. Mandle
Name:	Jonathan R. Mandle
Title:	Manager

[Address for notices]

/s/ Alfred J. De Leo
Alfred J. De Leo

[Address for notices]

/s/ David Koenig
David Koenig

[Address for notices]

/s/ Jonathan W. Weiss
Jonatham W. Weiss

[Address for notices]

/s/ Justin S. Wohler
Justin S. Wohler

[Address for notices]

/s/ Philip DeSantis
Philip DeSantis

[Address for notices]

EXHIBIT A

[See Attached]

EXHIBIT B

[See Attached]

EXHIBIT C

[See Attached]

EXHIBIT D

[See Attached]

EXHIBIT E

[See Attached]

23

EXHIBIT F

[See Attached]